UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2018

METROPOLITAN BANK HOLDING CORP.

(Exact name of the registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 365-6700

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 30, 2018, Metropolitan Bank Holding Corp. (the “Company”) issued a press release announcing that its executive management team will make a presentation at the 2018 KBW Community Bank Investor Conference at the New York Hilton Midtown in New York City on August 1, 2018. A copy of the slide presentation will also be available on the Company’s website at www.mcbankny.com under the “Investor Relations” section following the webcast. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: July 30, 2018	By:	/s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer